UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2014

ANTERO RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36120	80-0162034
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 17th Street
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08              Shareholder Director Nominations.

The information set forth under Item 8.01 is incorporated into this Item 5.08 by reference.

Item 8.01              Other Events.

Annual Meeting

Antero Resources Corporation (the “Company”) will hold its Annual Meeting of Stockholders (the “Annual Meeting”) on Wednesday, May 21, 2014 at 9:00 AM Mountain Time in a location to be determined by the Chief Executive Officer of the Company and specified in the proxy statement for the Annual Meeting.

Record Date

The Company’s stockholders of record at the close of business on April 1, 2014 will be entitled to receive notice of the Annual Meeting and will have the right to vote at the Annual Meeting.

Stockholder Proposals and Director Nominations

Pursuant to Section 2.9(A)(1)(c) of the Company’s Amended and Restated Bylaws (the “Bylaws”), nominations of persons for election to the board of directors of the Company and the proposal of other business to be considered by the stockholders at an annual meeting of stockholders may be made by any stockholder of the Company who (i) was a stockholder of record at the time of giving of notice provided for in the Bylaws and at the time of the annual meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures set forth in the Bylaws as to such business or nomination.  Section 2.9(A)(1)(c) of the Bylaws is the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the Company’s notice of meeting) before an annual meeting of the stockholders.

Pursuant to Section 2.9(A)(2) of the Bylaws, for any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.9(A)(1)(c) of the Bylaws, the stockholder must have given timely notice thereof in writing to the Secretary and such other business must otherwise be a proper matter for stockholder action under the Delaware General Corporation Law. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on January 1, 2014 and not later than the close of business on January 31, 2014.

Because the Company did not hold an annual meeting of stockholders in 2013, the Company has set a deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.  In order for a stockholder to submit any such proposal for inclusion in the Company’s proxy statement for the Annual Meeting, the proposal must be received by the Company’s Secretary at 1625 17th Street, Denver, Colorado, 80202 no later than April 2, 2014, which the Company considers to be a reasonable time before it begins to print and sent its proxy materials for the Annual Meeting.  Any such proposal must be in compliance with the rules and regulations of the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES CORPORATION

By:	/s/ GLEN C. WARREN, JR.
Glen C. Warren, Jr.
President and Chief Financial Officer

Dated: March 24, 2014